UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                            Date of Report: 02/27/06
                        (Date of earliest event reported)

                     PENSECO FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-23777
                            (Commission File Number)

                   PA                                           23-2939222
(State or other jurisdiction incorporation)                  (IRS Employer of
                                                             Identification No.)


         150 North Washington Avenue, Scranton, Pennsylvania 18503-1848
               (Address of principal executive offices)      (Zip Code)

                                (570) 346 - 7741
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February 21, 2006, the Board of Directors (the "Board") of Penseco Financial Services Corporation (the "Company") voted to amend the By-laws of the Company (the "Bylaws") by: (i) amending Article II, Section 2.1 to provide that the annual meetings of the shareholders of the Company will be held once each calendar year at a date and time determined by the Board; (ii) amending Article II, Sections 2.2 and 2.3 and adding a new Section 2.4 to require that shareholders provide advance notice to the Company in order to (a) nominate individuals for election to the Board of Directors of the Company at meetings of the stockholders, or (b) submit proposals for any new business to be taken up at meetings of the stockholders; (iii) amending Article II, Section 2.3 to provide that only the President of Company, the Chairman of the Board or the Board can call a special meeting of the shareholders of the Company; and (iv) adding
Article IV, Section 4.5 to provide for the creation of a Compensation Committee of the Board. These amendments were effective immediately.

     In addition, the Board approved, subject to the approval of the Company's shareholders, an amendment to the Articles of Incorporation of the Company and the addition of Article II, Section 2.9 of the Bylaws, in each case to provide that shareholders may not take any action by written consent in lieu of a meeting and may only take any actions at a duly called meeting of shareholders. The Board recommended that the shareholders of the Company approve these amendments to the Articles and Bylaws at the 2006 annual meeting of shareholders to be held on May 2, 2006.

     The full text of the amended  and  restated  By-laws is attached  hereto as
Exhibit 3(ii).



Item 9.01 Financial Statements and Exhibits

          (c.) Exhibits

               The following exhibit is included with this Report:

               3(ii) The full text of the amended and restated By-laws of Penseco Financial Services Corporation




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   By:  /s/  CRAIG W. BEST
                                                        ------------------------
                                                        Craig W. Best
                                                        President and CEO
Date:    February 27, 2006